File Number: 333-62166
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933

PIONEER
--------------------------------------------------------------------------------
GLOBAL HIGH YIELD FUND




                        Prospectus

                        March 1, 2006
                        (as revised July 31, 2006)


                        Class A, Class B and Class C Shares

                        Contents


                        Basic information about the fund ..............  1
                        Management .................................... 12
                        Buying, exchanging and selling shares ......... 14
                        Dividends, capital gains and taxes ............ 47
                        Financial highlights .......................... 49

                        Neither the Securities and Exchange Commission nor any
[Logo]                  state securities agency has approved the fund's shares
PIONEER                 or determined whether this prospectus is accurate or
Investments(R)          complete. Any representation to the contrary is a crime.

--------------------------------------------------------------------------------
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Contact your investment professional to discuss how the fund fits into your portfolio.
--------------------------------------------------------------------------------

Basic information about the fund

Investment objective
Maximize total return through a combination of income and capital appreciation.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase.

The fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in below investment grade securities.

The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities. The fund's portfolio consists of securities of corporate or government issuers located in at least three countries, one of which may be the United States. The fund may purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

The fund may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

Pioneer Investment Management, Inc., the fund's investment adviser, uses a value approach to select the fund's investments. Using this investment style, Pioneer

Basic information about the fund

seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth or the government's fiscal policies and outlook for economic growth, inflation, unemployment and other macroeconomic indicators. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, in the case of a corporate issuer, and the factors referred to above in the case of a governmental issuer. Pioneer also considers a security's potential to provide income. In assessing the appropriate maturity, rating and sector weighting of the fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, monetary policy and the relative value of the U.S. dollar compared to other currencies. Pioneer adjusts sector weightings to reflect its outlook of the market for high yield securities rather than using a fixed sector allocation. Pioneer adjusts country allocations to reflect its outlook for the relative performance of interest rates and currencies. These adjustments occur periodically as part of Pioneer's ongoing review of the fund's portfolio. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

--------------------------------------------------------------------------------
Below investment grade debt securities
A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Ratings Group or the equivalent rating by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer.
--------------------------------------------------------------------------------

Principal risks of investing in the fund
Even though the fund seeks to maximize total return, you could lose money on your investment or not make as much as if you invested elsewhere if:
o Interest rates go up, causing the value of debt securities in the fund's portfolio to decline
o Global economic or market developments adversely affect the market's perception of the value of emerging markets debt securities and the ability or willingness of issuers of those securities to repay their obligations
o The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk

o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
o Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect
o A downturn in equity markets causes the price of convertible securities to drop even when the prices of below investment grade bonds otherwise would not go down

Non-diversification risks
The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

Investment in high yield securities involves substantial risk of loss.
These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:
o Increased price sensitivity to changing interest rates and deteriorating economic environment
o    Greater risk of loss due to default or declining credit quality
o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:
o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable

Basic information about the fund
o The possibility that a counterparty may not complete a currency or securities transaction
o Adverse effect of currency exchange rates or controls on the value of the fund's investments
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political and social developments may adversely affect the securities markets
o    Withholding and other non-U.S. taxes may decrease the fund's return

Investing in debt securities of non-U.S. governmental issuers, particularly debt securities issued by governmental issuers in emerging markets, involves the foregoing risks to a heightened degree and also entails sovereign risks, such as the risk of debt moratorium or repudiation.

Market segment risks
To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.

The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Fund performance
The chart shows the year-by-year performance of the fund's Class A shares. Class B and Class C shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.


Annual return Class A shares (%)
(Year ended December 31)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

'02                  7.24
'03                 38.02
'04                 15.81
'05                  5.35

The highest calendar quarterly return was 12.13% (03/31/2003 to 06/30/2003)

The lowest calendar quarterly return was -6.47% (06/30/2002 to 09/30/2002)

Basic information about the fund

Comparison with the Merrill Lynch Global High Yield and
Emerging Markets Plus Index
The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Merrill Lynch Global High Yield and Emerging Markets Plus Index. This index tracks the performance of below- and border-line investment grade global debt markets denominated in the major developed market currencies.

Unlike the fund, the index is not managed and does not incur expenses. The table:
o    Reflects sales charges applicable to the class
o    Assumes that you sell your shares at the end of the period
o    Assumes that you reinvest all of your dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2005)

                                                                        Since  Inception
                                                           1 Year   Inception       Date
----------------------------------------------------------------------------------------
Class A                                                                          8/27/01
Return before taxes                                        0.59      13.18
----------------------------------------------------------------------------------------
Return after taxes on distributions                        -2.02      9.53
----------------------------------------------------------------------------------------
Return after taxes on distributions and sale of shares     0.39       9.08
----------------------------------------------------------------------------------------
Class B                                                                         11/21/03
Return before taxes                                        0.49       9.12
----------------------------------------------------------------------------------------
Class C+                                                                        11/21/03
Return before taxes                                        4.45      10.09
----------------------------------------------------------------------------------------
Merrill Lynch Global High Yield and Emerging Markets
Plus Index (reflects no deduction for taxes)               3.68      10.86*
----------------------------------------------------------------------------------------

+ The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above.

*    Since the inception of Class A shares. Class B and Class C shares: 9.37%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees

paid directly from your investment                    Class A   Class B  Class C
--------------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares
as a percentage of offering price                       4.50%     None      None
--------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a
percentage of offering price or the amount you
receive when you sell shares, whichever is less         None(1)      4%        1%
--------------------------------------------------------------------------------------
Redemption fee as a percentage of amount
redeemed, if applicable                                    2%(2)     2%(2)     2%(2)
--------------------------------------------------------------------------------------


Annual fund operating expenses
paid from the assets of the fund
as a percentage of average daily net assets     Class A   Class B    Class C
------------------------------------------------------------------------------
Management Fee                                   0.70%     0.70%      0.70%
------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee             0.25%     1.00%      1.00%
------------------------------------------------------------------------------
Other Expenses                                   0.23%     0.27%      0.21%
------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(3)          1.18%     1.97%      1.91%
==============================================================================
Less: Fee Waiver and Expense Limitation(4)       0.08%     0.00%      0.00%
------------------------------------------------------------------------------
Net Expenses(4)                                  1.10%     1.97%      1.91%
------------------------------------------------------------------------------

Example
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's total operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                     If you sell your shares                 If you do not sell your shares
            -----------------------------------------   -----------------------------------------
                                     Number of years you own your shares
            -------------------------------------------------------------------------------------
             1         3           5          10         1         3           5          10
-------------------------------------------------------------------------------------------------
Class A     $557      $800      $1,062      $1,811      $557      $800      $1,062      $1,811
-------------------------------------------------------------------------------------------------
Class B      600       918       1,162       2,091       200       618       1,062       2,091
-------------------------------------------------------------------------------------------------
Class C      294       600       1,032       2,233       194       600       1,032       2,233
-------------------------------------------------------------------------------------------------

Basic information about the fund

1 Class A purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%. See "Buying, exchanging and selling shares."

2 You will be assessed a redemption fee (payable to the fund) of 2% if you redeem fund shares within 30 days of investing in the fund. See "Buying, exchanging and selling shares-Redemption fee."

3 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

4 Net expenses in the table reflect the expense limitations currently in effect, under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.10%, 2.00% and 2.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through March 1, 2008 for Class A shares and through March 1, 2007 for Class B and Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. See the statement of additional information for details regarding the expense limitation agreement.

Non-principal investment strategies and related risks
As discussed, the fund invests primarily in below investment grade debt securities and preferred stocks to maximize total return.

This section describes additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. Some of the fund's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

More on debt securities
The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

To the extent the fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

The fund may also invest in Brady bonds, which are restructured debt of governmental issuers of certain emerging market countries. Brady bonds may involve a high degree of risk, may be in default or present the risk of default. As part of the debt restructuring, Brady bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

The fund may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use

Basic information about the fund

the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.

Equity securities
The fund may invest up to 10% of its total assets in equity securities, including common stocks, equity-based exchange-traded funds (ETFs), depositary receipts, warrants, rights and other equity interests. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities. Although they may not pay dividends, the fund invests in equity securities when Pioneer believes they are consistent with the fund's investment objective of capital appreciation.

Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains. See "Financial highlights" for actual annual turnover rate.

Derivatives
The fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:
o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
o    As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The fund will only invest in derivatives to the extent Pioneer believes these investments do not prevent the fund from seeking its investment objective.

Management

Pioneer, the fund's investment adviser,
selects the fund's investments and oversees the fund's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.

Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.

Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of Andrew Feltus. Mr. Feltus is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Feltus, a vice president, joined Pioneer in 1994 and has been an investment professional for more than 10 years.

The fund's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the fund.

Management fee
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.70% of the fund's average daily net assets up to $500 million, 0.65% of the next $500 million and 0.60% on assets over $1 billion. The fee is computed daily and paid monthly.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's semiannual report to shareholders, dated April 30, 2005.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Buying, exchanging and selling shares

Net asset value

The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. All methods of determining the value of a security used by the fund, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services.

The fund primarily invests in securities of non-U.S. issuers and the markets for these securities generally close prior to the time the fund determines its net asset value. However, the value of these securities continues to be influenced by changes in the global markets. Consequently, the fund's trustees have determined to use the fair value of these securities as of the time the fund determines its net asset value, based upon data from a pricing service. On a daily basis, the pricing service recommends changes, based upon a proprietary model, to the closing market prices of each non-U.S. security held by the fund to reflect the security's fair value at the time the fund determines its net asset value. The fund applies these recommendations in accordance with procedures approved by the trustees. A security's fair value determined in this manner may differ from the security's closing market price on the date the fund determines its net asset value or the opening price of the security on the next business day. The fund's use of this method may significantly affect its net asset value compared to the net asset value that would have been determined using closing market prices. The fund also may take other factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. The use of this method is intended to reduce the opportunities for market timers who seek to take advantage of time zone differences between the U.S. and non-U.S. markets. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The fund uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class B or Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction, adjusted for any applicable sales charge.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Buying, exchanging and selling shares

Choosing a class of shares
The fund offers three classes of shares through this prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:
o    How long you expect to own the shares
o    The expenses paid by each class
o    Whether you qualify for any reduction or waiver of sales charges

Your investment professional can help you determine which class meets your goals. Your investment firm may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

Distribution plans
The fund has adopted a distribution plan for each class of shares offered through this prospectus in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Comparing classes of shares

                    Class A                     Class B                     Class C
---------------------------------------------------------------------------------------------------------
Why you might       Class A shares may be       You may prefer Class B      You may prefer Class C
prefer each class   your best alternative if    shares if you do not        shares if you do not
                    you prefer to pay an        want to pay an initial      wish to pay an initial
                    initial sales charge and    sales charge, or if you     sales charge and you
                    have lower annual           plan to hold your invest-   would rather pay higher
                    expenses, or if you         ment for at least five      annual expenses over
                    qualify for any reduction   years.                      time.
                    or waiver of the initial
                    sales charge.
---------------------------------------------------------------------------------------------------------
Initial sales       Up to 4.50% of the          None.                       None.
charge              offering price, which is
                    reduced or waived for
                    large purchases and
                    certain types of inves-
                    tors. At the time of
                    your purchase, your
                    investment firm may
                    receive a commission
                    from the distributor of
                    up to 5%, declining as
                    the size of your invest-
                    ment increases.
---------------------------------------------------------------------------------------------------------
Contingent          None, except in certain     Up to 4% is charged if      A 1% charge if you sell
deferred sales      circumstances when          you sell your shares.       your shares within one
charges             the initial sales charge    The charge is reduced       year of purchase. Your
                    is waived.                  over time and not           investment firm may
                                                charged after five years.   receive a commission
                                                Your investment firm        from the distributor at
                                                may receive a commis-       the time of your pur-
                                                sion from the distributor   chase of up to 1%.
                                                at the time of your pur-
                                                chase of up to 4%.
---------------------------------------------------------------------------------------------------------
Distribution and    Up to 0.25% of average      Up to 1% of average         Up to 1% of average
service fees        daily net assets.           daily net assets.           daily net assets.
---------------------------------------------------------------------------------------------------------
Annual expenses     Lower than Class B or       Higher than Class A         Higher than Class A
(including          Class C.                    shares; Class B shares      shares; Class C shares
distribution and                                convert to Class A          do not convert to any
service fees)                                   shares after eight          other class of shares.
                                                years.                      You continue to pay
                                                                            higher annual expenses.
---------------------------------------------------------------------------------------------------------
Exchange            Class A shares of other     Class B shares of other     Class C shares of other
privilege           Pioneer mutual funds.       Pioneer mutual funds.       Pioneer mutual funds.
---------------------------------------------------------------------------------------------------------
Maximum             None                        $49,999                     $999,999
purchase amount
(per transaction)
---------------------------------------------------------------------------------------------------------

Buying, exchanging and selling shares

Sales charges: Class A shares

You pay the offering price when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by the fund. You do not pay a contingent deferred sales charge when you sell shares purchased through reinvestment of dividends or capital gain distributions.

--------------------------------------------------------------------------------
Offering price
The net asset value per share plus any initial sales charge. Sales charges for Class A shares
--------------------------------------------------------------------------------

                                                           Sales charge as % of
                                                       ------------------------
                                                         Offering    Net amount
Amount of purchase                                          price      invested
--------------------------------------------------------------------------------
Less than $100,000                                          4.50          4.71
--------------------------------------------------------------------------------
$100,000 but less than $250,000                             3.50          3.63
--------------------------------------------------------------------------------
$250,000 but less than $500,000                             2.50          2.56
--------------------------------------------------------------------------------
$500,000 but less than $1 million                           2.00          2.04
--------------------------------------------------------------------------------
$1 million or more                                           -0-           -0-
--------------------------------------------------------------------------------

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.

Reduced sales charges
You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints." Pioneer offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares over time if:
o The amount of shares you own plus the amount you are investing now is at least $100,000 (Rights of accumulation)
o You plan to invest at least $100,000 over the next 13 months (Letter of intent)

Rights of accumulation
If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.

Letter of intent
You can use a letter of intent to qualify for reduced sales charges in two situations:

o If you plan to invest at least $100,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months
o If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of the fund and Class A, Class B or Class C shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy

Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.

Buying, exchanging and selling shares

Qualifying for a reduced Class A sales charge

In calculating your total account value in order to determine whether you have net sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Pioneer will use each fund's current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401k accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.

You can locate information regarding the reduction or waiver of sales charges, in a clear and prominent format and free of charge, on Pioneer's website at www.pioneerfunds.com. The website includes hyperlinks that facilitate access to this information.

Class A purchases at a reduced initial sales charge or net asset value are also available to:
Group plans if the sponsoring organization:
o    recommends purchases of Pioneer mutual funds to,
o    permits solicitation of, or
o    facilitates purchases by its employees, members or participants.

Class A purchases at net asset value
You may purchase Class A shares at net asset value (without a sales charge) as follows.

Investments of $1 million or more and certain retirement plans
You do not pay a sales charge when you purchase Class A shares if you are investing $1 million or more, are a participant in an employer-sponsored retirement plan with at least $10 million in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you pay a deferred sales charge if you sell your Class A shares within 18 months of purchase (one year of purchase for shares purchased prior to February 1, 2004). The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.

If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.


Class A purchases at net asset value are available to:

o    Current or former trustees and officers of the fund;

o Partners and employees of legal counsel to the fund (at the time of initial share purchase);

o Directors, officers, employees or sales representatives of Pioneer and its affiliates (at the time of initial share purchase);

o Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser (at the time of initial share purchase);

o Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;

o Employees of AmSouth Bank (at the time of initial share purchase) investing through an account held with AmSouth Investment Services, Inc.;

o    Members of the immediate families of any of the persons above;

o Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;

o    Insurance company separate accounts;

o Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;

o Other funds and accounts for which Pioneer or any of its affiliates serve as investment adviser or manager;

o In connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;

o    Certain unit investment trusts;

o Employer-sponsored retirement plans with at least $10 million in total plan assets;

Buying, exchanging and selling shares

o Employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;
o Participants in Optional Retirement Programs if (i) your employer has authorized a limited number of mutual funds to participate in the program,
     (ii) all participating mutual funds sell shares to program participants at net asset value, (iii) your employer has agreed in writing to facilitate investment in Pioneer mutual funds by program participants and (iv) the program provides for a matching contribution for each participant contribution;
o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;
o Individuals receiving a distribution consisting of Class Y shares of a Pioneer fund from a trust, fiduciary, custodial or other similar account who purchase Class A shares of the same Pioneer fund within 90 days of the date of the distribution;
o Shareholders of record (i.e., not held in the name of your broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.

In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Reinstatement privilege for Class A and Class B shares
If you recently sold all or part of your Class A or Class B shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:
o You must send a written request to the transfer agent no more than 90 days after selling your shares and
o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement.

You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.

Class A shares that are subject to a contingent deferred sales charge
Purchases of Class A shares of $1 million or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 18 months (12 months for shares purchased prior to February 1, 2004) following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan described under Section 401(a), 403(b) or 457 of the Internal Revenue Code that has at least $10 million in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Buying, exchanging and selling shares

Sales charges: Class B shares

You buy Class B shares at net asset value per share without paying an initial sales charge. However, if you sell your Class B shares within five years of purchase, you will pay the distributor a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase increases.


Contingent deferred sales charge

Contingent deferred sales charge
--------------------------------------------------------------------------------
On shares sold                                                        As a % of
before the                                                dollar amount subject
end of year                                                 to the sales charge
--------------------------------------------------------------------------------
1                                                                             4
--------------------------------------------------------------------------------
2                                                                             4
--------------------------------------------------------------------------------
3                                                                             3
--------------------------------------------------------------------------------
4                                                                             2
--------------------------------------------------------------------------------
5                                                                             1
--------------------------------------------------------------------------------
6+                                                                            0
--------------------------------------------------------------------------------

Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares.

Conversion to Class A shares
Class B shares automatically convert into Class A shares. This helps you because Class A shares pay lower expenses.

Your Class B shares will convert to Class A shares eight years after the date of purchase except that:
o Shares purchased by reinvesting dividends and capital gain distributions will convert to Class A shares over time in the same proportion as other shares held in the account
o Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares

Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal income tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.

--------------------------------------------------------------------------------
Paying the contingent deferred sales charge (CDSC)
Several rules apply for Class B shares so that you pay the lowest possible
CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o    You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Buying, exchanging and selling shares

Sales charges: Class C shares


You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.

--------------------------------------------------------------------------------
Paying the contingent deferred sales charge (CDSC) Several rules apply for Class C shares so that you pay the lowest possible CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o    You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Waiver or reduction of contingent deferred sales charges (CDSC)
It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

Class A, Class B and Class C shares
The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class B or Class C shares if:
o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;
o You become disabled (within the meaning of Section 72 of the Internal Revenue Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);

o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:
     - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
     - It is a required minimum distribution due to the attainment of age 701/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);
     - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or
     - It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);
o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:
     -    A return of excess employee deferrals or contributions;
     - A qualifying hardship distribution as described in the Internal Revenue Code. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held by Pioneer for all participants, reduced by the total of any prior distributions made in that calendar year;
     - Due to retirement or termination of employment. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held in a Pioneer mutual fund for all participants, reduced by the total of any prior distributions made in the same calendar year; or
     - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers (not available to Class B shares);
o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account; or
o The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.

Please see the fund's statement of additional information for more information regarding reduced sales charges and breakpoints.

Buying, exchanging and selling shares

Opening your account

If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

Telephone transaction privileges
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

--------------------------------------------------------------------------------
By phone
If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on any weekday that the New York Stock Exchange is open. You may use FactFone(SM) at any time.
--------------------------------------------------------------------------------

Online transaction privileges
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
o    For new accounts, complete the online section of the account application
o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerfunds.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Buying, exchanging and selling shares

General rules on buying, exchanging and selling your fund shares

Share price
If you place an order to purchase, exchange or sell shares with the transfer agent or a broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund. The broker-dealer is responsible for transmitting your order to the fund in a timely manner.

--------------------------------------------------------------------------------
     Good order means that:
     o    You have provided adequate instructions
     o    There are no outstanding claims against your account
     o    There are no transaction limitations on your account
     o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
     o    Your request includes a signature guarantee if you:
          -    Are selling over $100,000 or exchanging over $500,000 worth of shares
          -    Changed your account registration or address within the last 30 days
          - Instruct the transfer agent to mail the check to an address different from the one on your account
          -    Want the check paid to someone other than the account owner(s)
          - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
--------------------------------------------------------------------------------

Buying

You may buy fund shares from any investment firm that has a sales agreement with the distributor. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

You can buy fund shares at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you exchange for cash in an amount equal to the value of the fund shares that you receive in exchange. Your sales charge for purchases of fund shares will be based upon the value of the fund shares that you receive. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.

Minimum investment amounts
Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B or Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. Minimum investment amounts may be waived for share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, who have entered into an agreement with Pioneer and purchase and hold such fund shares through omnibus accounts.

Maximum purchase amounts
Purchases of fund shares are limited to $49,999 for Class B shares and $999,999 for Class C shares. These limits are applied on a per transaction basis. Class A shares are not subject to a maximum purchase amount.

--------------------------------------------------------------------------------
Retirement plan accounts
You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.
--------------------------------------------------------------------------------

Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

Buying, exchanging and selling shares

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value (less applicable sales charges) on the date of redemption.

Exchanging
You may exchange your shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

Selling
Your shares will be sold at net asset value per share next calculated after the fund or its authorized agent, such as broker-dealers, receives your request in good order.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

--------------------------------------------------------------------------------
You may have to pay income taxes on a sale or an exchange.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Consult your investment professional to learn more about buying, exchanging or selling fund shares.
--------------------------------------------------------------------------------

Buying shares

Through your investment firm
Normally, your investment firm will send your purchase request to the fund's distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.

By phone or online
You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:
o    You established your bank account of record at least 30 days ago
o    Your bank information has not changed for at least 30 days
o You are not purchasing more than $25,000 worth of shares per account per day
o    You can provide the proper account identification information

When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

In writing, by mail or by fax
You can purchase fund shares for an existing fund account by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

Buying, exchanging and selling shares

Exchanging shares

Through your investment firm
Normally, your investment firm will send your exchange request to the fund's transfer agent. Consult your investment professional for more information about exchanging your shares.

By phone or online
After you establish an eligible fund account, you can exchange fund shares by phone or online if:
o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
o    The fund into which you are exchanging offers the same class of shares
o You are not exchanging more than $500,000 worth of shares per account per day
o    You can provide the proper account identification information

In writing, by mail or by fax
You can exchange fund shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
o    The name, social security number and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o    The class of shares you are exchanging
o    The dollar amount or number of shares you are exchanging

Selling shares

Through your investment firm
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

By phone or online
If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

In writing, by mail or by fax
You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

Buying, exchanging and selling shares

How to contact us

By phone
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292

To request a transaction using FactFone(SM) call
1-800-225-4321

Telecommunications Device for the Deaf (TDD)
1-800-225-1997

By mail
Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Pioneer website
www.pioneerfunds.com

By fax
Fax your exchange and sale requests to:
1-800-225-4240

Excessive trading
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. Since the fund may invest a significant portion of its assets in junk bonds, the fund may be more susceptible to such strategies. However, the policies and procedures outlined below to detect excessive trading activity were determined by the Board to be appropriate. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:

o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Because the fund invests a significant portion of its portfolio in securities that are fair valued, this risk may be greater. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by

Buying, exchanging and selling shares

investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.

In addition to monitoring trades, the policies and procedures provide that:
o The fund imposes limitations on the number of exchanges out of an account holding the fund's Class A, Class B and Class C shares that may occur in any calendar year. See "Exchange limitation."
o Certain funds managed by Pioneer, including this one, have adopted redemption fees that are incurred if you redeem shares within a short period after purchase, including exchanges. These redemption fees are described in the applicable prospectuses under "Fees and expenses."
o Since the fund primarily invests in non-U.S. securities, the fund uses a fair value pricing service, as discussed under "Net asset value."
o Since the fund invests in fixed income securities that may not trade on a daily basis, such as junk bonds, the fund may price certain of its assets at their fair value, as discussed under "Net asset value."

The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Account options
See the account application form for more details on each of the following options.

Automatic investment plans
You can make regular periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class B or Class C share account and your balance is at least $1,000, you may establish an automatic investment plan.

Pioneer Investomatic Plan
If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.

Automatic exchanges
You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
o    You must select exchanges on a monthly or quarterly basis
o Both the originating and receiving accounts must have identical registrations
o    The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.

Distribution options
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

Buying, exchanging and selling shares

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. These additional shares will be purchased at the then current net asset value.

Directed dividends
You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

Systematic withdrawal plans
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a bank account you designate.

To establish a systematic withdrawal plan:
o Your account must have a total value of at least $10,000 when you establish your plan
o    You must request a periodic withdrawal of at least $50
o You may not request a periodic withdrawal of more than 10% of the value of any Class B or Class C share account (valued at the time the plan is implemented)

Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.

Direct deposit
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

Voluntary tax withholding
You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareowner services


Pioneer website
www.pioneerfunds.com
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o    Your current account information
o    Prices, returns and yields of all publicly available Pioneer mutual funds
o    Prospectuses for all the Pioneer mutual funds
o    A copy of Pioneer's privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o    Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
o    Request account statements

If you plan to use FactFone(SM) to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM).

Household delivery of fund documents
With your consent, Pioneer may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Buying, exchanging and selling shares

Tax information
In January of each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

TDD 1-800-225-1997
If you have a hearing disability and access to TDD keyboard equipment, you can contact our telephone representatives with questions about your account by calling our TDD number between 8:30 a.m. and 5:30 p.m. Eastern time any weekday that the New York Stock Exchange is open.

Privacy
The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

Shareowner account policies

Signature guarantees and other requirements
You are required to obtain a signature guarantee when:
o    Requesting certain types of exchanges or sales of fund shares
o    Redeeming shares for which you hold a share certificate
o    Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

Buying, exchanging and selling shares

Exchange limitation
You may only make up to four exchange redemptions of $25,000 or more per account per calendar year out of the fund. The fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Internal Revenue Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

Redemption fee
If you sell or exchange shares within 30 days of any purchase of fund shares, the fund will apply a 2% fee to the entire amount of your sale proceeds. The fund's redemption fee is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient.

This fee is payable to the fund and is not a deferred sales charge or commission. The fee, which is in addition to any sales charge paid, is calculated after the deduction of any applicable sales charge for Class A shares and before the deduction of any applicable sales charge for Class B and Class C shares. The funds will use the "first-in, first-out" (FIFO) method to determine the 30-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is 30 days or less, the fee will be charged. Therefore, the fund will first process any shares that are not subject to the fee.

The fee does not apply to shares purchased by reinvesting dividend or capital gain distributions, to systematic withdrawal plan transactions or to transactions made through SIMPLE IRA accounts, employer-sponsored retirement plans described under Section 401(a), 403(b) or 457 of the Internal Revenue Code, or employee benefit plans. The fee also does not apply to redemptions by the fund of accounts below the minimum account size and may not apply to transactions made through an omnibus account. The fund may waive the fee if your sale results from certain hardship situations including death, disability or a natural disaster.

A significant portion of fund shares may be held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. With respect to omnibus accounts that have procedures in place to assess the fee, the fund relies on the intermediaries to apply the fee and remit it to the fund. There can be no assurance that all financial intermediaries will apply the fee, or will apply it in an accurate or uniform manner.

Minimum account size
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone and website access
You may have difficulty contacting the fund by telephone or accessing pioneerfunds.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerfunds.com or reach the fund by telephone, you should communicate with the fund in writing.

Share certificates
The fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

Other policies
The fund and the distributor reserve the right to:
o    reject any purchase or exchange order for any reason, without prior notice
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

Buying, exchanging and selling shares

The fund reserves the right to:
o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

--------------------------------------------------------------------------------
Redemption fee
You will be assessed a redemption fee (payable to the fund) of 2% if you redeem fund shares within 30 days of investing in the fund. See "Buying, exchanging and selling shares-Redemption fee."
--------------------------------------------------------------------------------

Dividends, capital gains and taxes

Dividends and capital gains
The fund declares a dividend daily. The dividend consists of substantially all of the fund's net income. You begin to earn dividends on the first business day following receipt of payment for shares. You continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The fund generally pays any distributions of net short- and long-term capital gains in November.

The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes For U.S. federal income tax purposes, distributions from the fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Distributions from the fund's net short-term capital gains are taxable as ordinary income. Dividends are taxable either as ordinary income or, if so designated by the fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Since the fund's income is derived primarily from sources that do not pay "qualified dividend income," dividends from the fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.

When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

Dividends, capital gains and taxes

You should ask your tax adviser about any federal, state, local and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of qualified dividend income and other U.S. federal income tax considerations that may affect the fund and its shareowners.

--------------------------------------------------------------------------------
Sales and exchanges may be taxable transactions to shareowners.
--------------------------------------------------------------------------------

Financial highlights

The financial highlights table helps you understand the fund's financial performance since inception.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class B and Class C shares of the fund (assuming reinvestment of all dividends and distributions).

The information below for the fiscal years ended October 31, 2002 through October 31, 2005 has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The information below for the fiscal year ended October 31, 2001 has been audited by Arthur Andersen LLP, the fund's previous independent registered public accounting firm. Arthur Andersen ceased operations in 2002. The annual report is available upon request.

Financial highlights


Pioneer Global High Yield Fund

Class A shares

                                           Year           Year           Year           Year          8/27/01 (a)
                                           Ended          Ended          Ended          Ended             to
                                         10/31/05     10/31/04 (a)   10/31/03 (a)   10/31/02 (a)       10/31/01
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning              $  11.79      $   11.31        $  8.56        $  9.51        $  10.00
of period                               ---------------------------------------------------------------------------
Increase (decrease) from investment
  operations:
  Net investment income                 $   0.90      $    0.69        $  1.00        $  1.02        $   0.12
  Net realized and unrealized gain
   (loss) on investments and
   foreign currency transactions            0.09           0.89           2.75          (0.95)          (0.49)
                                        ---------------------------------------------------------------------------
   Net increase (decrease) from
     investment operations              $   0.99      $    1.58        $  3.75        $  0.07        $  (0.37)
Distributions to shareowners:
  Net investment income                    (0.90)         (0.89)         (1.00)         (1.02)          (0.12)
  Net realized gain                            -          (0.21)             -              -               -
                                        ---------------------------------------------------------------------------
Total distributions                     $   0.90      $   (1.10)       $ (1.00)       $ (1.02)       $  (0.12)
                                        ---------------------------------------------------------------------------
Redemption Fee                          $      -(c)   $       -        $     -        $     -        $      -
                                        ---------------------------------------------------------------------------
Net increase (decrease) in net
  asset value                           $   0.09      $    0.48        $  2.75        $ (0.95)       $  (0.49)
                                        ---------------------------------------------------------------------------
Net asset value, end of period          $  11.88      $   11.79        $ 11.31        $  8.56        $   9.51
                                        ===========================================================================
Total return*                               8.52%         14.82%         45.58%          0.31%          (3.65)%
Ratio of net expenses to average net
  assets+                                   1.04%          0.75%          0.75%          0.75%           0.75%**
Ratio of net investment income to
  average net assets+                       7.40%          8.02%          9.76%         10.79%           7.17%**
Portfolio turnover rate                       36%            50%           124%            47%             89%**
Net assets, end of period
  (in thousands)                        $343,886      $  70,063        $   848        $   642        $    713
Ratios with no waiver of management
  fees and assumption of expenses
  by PIM and no reduction for fees
  paid indirectly:
  Net expenses                              1.18%          1.41%         14.37%         18.70%          30.55%**
  Net investment income (loss)              7.26%          7.36%         (3.68)%        (7.16)%        (22.63)%**
Ratios with waiver of management
  fees by PIM and reduction for fees
  paid indirectly:
  Net expenses                              1.04%          0.75%          0.75%          0.75%           0.75%**
  Net investment income                     7.40%          8.02%          9.76%         10.79%           7.17%**
-------------------------------------------------------------------------------------------------------------------

(a) The Fund commenced operations on 8/27/01 and was first publicly offered on December 1, 2003.
(c)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

Pioneer Global High Yield Fund

Class B shares

                                                                  Year Ended    12/1/03 (a)
                                                                   10/31/05     to 10/31/04
---------------------------------------------------------------------------------------------
                                                                  $  11.76      $  11.47
Net asset value, beginning of period                             ----------------------------
Increase from investment operations:
  Net investment income                                           $   0.80      $   0.82
  Net realized and unrealized gain on investments and foreign
   currency transactions                                              0.09          0.49
                                                                  ----------------------------
   Net increase from investment operations                        $   0.89      $   1.31
Distributions to shareowners:
  Net investment income                                              (0.80)        (0.81)
  Net realized gain                                                      -         (0.21)
                                                                  ----------------------------
Total distributions                                               $  (0.80)     $  (1.02)
                                                                  ----------------------------
Redemption Fee                                                    $      -(c)   $      -
                                                                  ----------------------------
Net increase in net asset value                                   $   0.09      $   0.29
                                                                  ----------------------------
Net asset value, end of period                                    $  11.85      $  11.76
                                                                  ============================
Total return*                                                         7.62%        12.12%
Ratio of net expenses to average net assets+                          1.91%         1.58%**
Ratio of net investment income to average
  net assets+                                                         6.57%         7.26%**
Portfolio turnover rate                                                 36%           50%
Net assets, end of period (in thousands)                          $ 98,462      $ 20,408
Ratios with no waiver of management fees and assumption of
  expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                        1.97%         2.20%**
  Net investment income                                               6.51%         6.64%**
Ratios with waiver of management fees paid by PIM and reduction for fees paid indirectly:
  Net expenses                                                        1.91%         1.58%**
  Net investment income                                               6.57%         7.26%**
---------------------------------------------------------------------------------------------

(a)  Class B shares were first publicly offered on December 1, 2003.
(c)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

Financial highlights

Pioneer Global High Yield Fund

Class C shares

                                                                  Year Ended     12/1/03 (a)
                                                                   10/31/05      to 10/31/04
-------------------------------------------------------------------------------------------------
                                                                  $  11.74        $  11.47
Net asset value, beginning of period                              -------------------------------
Increase from investment operations:
  Net investment income                                           $   0.80        $   0.77
  Net realized and unrealized gain on investments and foreign
   currency transactions                                              0.08            0.47
                                                                  -------------------------------
   Net increase from investment operations                        $   0.88        $   1.24
Distributions to shareowners:
  Net investment income                                              (0.80)          (0.76)
  Net realized gain                                                      -           (0.21)
                                                                  -------------------------------
Total distributions                                               $  (0.80)       $  (0.97)
                                                                  -------------------------------
Redemption Fee                                                    $      -(c)     $      -
                                                                  -------------------------------
Net increase in net asset value                                   $   0.08        $   0.27
                                                                  -------------------------------
Net asset value, end of period                                    $  11.82        $  11.74
                                                                  ===============================
Total return*                                                         7.60%          11.45%
Ratio of net expenses to average net assets+                          1.84%           1.51%**
Ratio of net investment income to average
  net assets+                                                         6.63%           7.30%**
Portfolio turnover rate                                                 36%             50%
Net assets, end of period (in thousands)                          $288,314        $ 92,501
Ratios with no waiver of management fees and assumption of
  expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                        1.91%           2.11%**
  Net investment income                                               6.56%           6.70%**
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
  Net expenses                                                        1.84%           1.51%**
  Net investment income                                               6.63%           7.30%**
-------------------------------------------------------------------------------------------------

(a)  Class C shares were first publicly offered on December 1, 2003.
(c)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

Pioneer
Global High Yield Fund

You can obtain more free information about the fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerfunds.com.

Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

Visit our website
www.pioneerfunds.com

You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-10455)

[Logo]
PIONEER
Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   18816-01-0706
                                         (C)2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC